UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    December 20, 2004

    Tidelands Bancshares, Inc.
(Exact Name of Registrant as Specified in Its Charter)

    South Carolina
(State or Other Jurisdiction of Incorporation)

000-50707	02-0570232
(Commission File Number)	(IRS Employer Identification No.)

875 Lowcountry Blvd., Mount Pleasant, South Carolina (Address of Principal Executive Offices)	29464 (Zip Code)

    (843) 388-8433
(Registrant's Telephone Number, Including Area Code)

    Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

        On December 20, 2004, Tidelands Bancshares, Inc. issued a press release announcing that the board of directors declared a 25% stock dividend payable to shareholders of record as of the close of business on January 4, 2005. The dividend will be payable on January 18, 2005. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

                 (c)   Exhibits: The following exhibits are filed as part of this report:

Exhibit
Number         Description

99.1                Press Release dated December 20, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDELANDS BANCSHARES, INC.

Dated: December 20, 2004	By: /s/ Robert E. Coffee, Jr.
Robert E. Coffee, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Index          Description

99.1            Press Release dated December 20, 2004.

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